SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K
                               Current Report



                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):   October 1, 1999



                 PROGRESSIVE TELECOMMUNICATIONS CORPORATION
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



      Nevada                        0-15413               95-3480640
-------------------------     -------------------      ---------------
State of other jurisdic-      Commission File No.      I.R.S. Employer
tion of incorporation                                  ID No.
or organization



         601 Cleveland Street, Suite 930, Clearwater, Florida  33755
         -----------------------------------------------------------
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (727) 466-9898


                         Marquee Entertainment, Inc.
      6404 Wilshire Boulevard, Suite 550, Los Angeles, California 90048
      -----------------------------------------------------------------
        (Former name or former address if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) At it's board meeting on October 1, 1999, the Board of Directors of Progressive Telecommunications Corporation (the "Registrant") engaged the accounting firm of Meeks Dorman & Company, P.A. as independent accountants for the Registrant for 1999, subject to approval of shareholders. The work of Jay J. Shapiro, C.P.A. was terminated on October 1, 1999. Mr. Shapiro resigned by letter dated September 24, 1999 which the Registrant received on October 1, 1999. The Registrant intended to terminate Mr. Shapiro and replace him with Meeks Dorman & Company, P.A. in connection with the Registrant's acquisition of Progressive Telecommunication Corporation.

      (b) During the two most recent fiscal years and interim period subsequent to September 30, 1998, there have been no disagreements with Jay
J. Shapiro, C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

      (c) Discharged's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit report of Jay J. Shapiro C.P.A. dated December 23, 1998 for the year ended September 30, 1998 did raise concerns as to the Registrant's ability to continue as a going concern during fiscal 1999 based on its current cash position being inadequate to meet its operating needs and significant losses incurred during fiscal year 1998.

      (d) The Registrant has requested that Jay J. Shapiro C.P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statement made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Jay J. Shapiro, C.P.A. on October 6, 1999. The Registrant will file, by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

      (a)   none

      (b)   none

      (c)   Exhibits

            16.   Letter from Jay J. Shapiro, C.P.A. to be filed by
                  Amendment

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PROGRESSIVE TELECOMMUNICATIONS
                              CORPORATION



                              By:   /s/ Barry Shevlin
                                    ------------------------------
                                    Barry Shevlin, CEO



Dated:  October 6, 1999